EXHIBIT 99.1
Priority Technology Holdings, Inc. Announces Strategic Asset Acquisition and Secures $50 Million Financing Facility
ALPHARETTA, GA – August 19, 2025 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), the payments and banking solution that streamlines collecting, storing, lending and sending money to unlock revenue opportunities, today announced the successful closing of the acquisition of certain assets of Boom Commerce (“Boom”) and the closing of a new $50 million residual financing credit facility.
Priority acquired the revenue agreements and customer relationships of Boom, an existing reseller partner of Priority, in the transaction. Boom’s leadership team of Sabin Burrell (CEO) and John Hynes (COO) will join Priority.
“Boom Commerce is a seamless addition to our direct sales channel. Their proven ability to attract enterprise customers and sell value added services is well positioned to advance our product sales initiative,” said Tom Priore, Chairman and CEO of Priority. “We expect the acquisition of Boom to provide approximately $5 million of incremental revenue in 2025 while the adjusted EBITDA benefit will be almost $6 million given the reduction in cost of sales from lower third-party residuals.”
Priority also secured a $50 million delayed draw term loan facility which will finance the purchase of eligible residual receivables and loan receivables, supporting Priority’s continued expansion into alternative financing solutions.
“As we continue to optimize our capital structure, we are excited to work alongside Värde Partners to establish a new residual financing facility that will provide Priority with the flexibility to further support our ISO and ISV reseller base with incremental capital to help them accelerate their growth and make their portfolio worth more at Priority", said Tim O'Leary, Chief Financial Officer of Priority. "We believe the securitization style credit facility is unique for this asset class and a further testament to Priority's ability to remain at the forefront of the market as we continue to drive value for our partners and stakeholders."
About Priority

Priority is the payments and banking solution that enables businesses to collect, store, lend and send funds through a unified commerce engine. Our platform combines payables, merchant services, and banking and treasury solutions so leaders can streamline financial operations efficiently — and our innovative industry experts help businesses navigate and build momentum on the path to growth. With the Priority Commerce Engine, leaders can accelerate cash flow, optimize working capital, reduce unnecessary costs, and unlock new revenue opportunities. To learn more about Priority (NASDAQ: PRTH), visit prioritycommerce.com.

Forward Looking Statements

EXHIBIT 99.1
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, the Purchase Agreement and our ability to close on the Purchase Agreement. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 6, 2025. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.